SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 24, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-7598               94-2359345
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(State or Other Jurisdiction       (Commission File        (IRS Employer
      of Incorporation)                Number)           Identification No.)

3100 Hansen Way, Palo Alto, CA                               94304-1030
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (650) 493-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      On August 24, 2004, Varian Medical Systems, Inc. issued a press release regarding David Martin Elected Lead Director for Varian Medical Systems' Board; Samuel Hellman Named to Varian Board's Executive Committee. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press Release dated August 24, 2004 regarding David Martin Elected Lead Director for Varian Medical Systems' Board; Samuel Hellman Named to Varian Board's Executive Committee.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Varian Medical Systems, Inc.


                                  By: /s/ JOSEPH B. PHAIR
                                      -------------------------------
                                  Name: Joseph B. Phair
                                  Title: Vice President, Administration,
                                         General Counsel and Secretary

Dated: August 24, 2004


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

                                  EXHIBIT INDEX

      Number                                  Exhibit
      ------                                  -------

      99.1 Press Release dated August 24, 2004 regarding David Martin Elected Lead Director for Varian Medical Systems' Board; Samuel Hellman Named to Varian Board's Executive Committee. .